UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2020

PSYCHEMEDICS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13738	58-1701987
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

289 Great Road, Acton, Massachusetts	01720
(Address of Principal Executive Offices)	(Zip Code)

(978) 206-8220

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock. $0.005 par value	PMD	The Nasdaq Stock Market, LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On November 4th, 2020 Psychemedics Corporation (the “Company”) entered into a conditional waiver and Amendment No 1. to Master Loan and Security Agreement (collectively the “Waiver and Amendment”) with Banc of America Leasing & Capital, LLC (the “Lender”).

The Waiver and Amendment waived a certain event of default under, and amended certain terms and conditions of, that certain Master Loan and Security Agreement and related documentation dated March 19, 2014, as amended, between the Company and the Lender (collectively the “Equipment Loan Arrangement”).

The Waiver and Amendment amended the Equipment Loan Arrangement in order to, among other things, waive, for the quarters ended December 31, 2020, March 31, 2021 and June 30, 2021, any minimum required funded debt to EBITDA ratio and any minimum required fixed charge coverage ratio. The Waiver and Amendment also added a requirement that the Company maintain a cash balance of at least $1,500,000 as of the end of each fiscal quarter. It also imposed a minimum required EBITDA of $1 for the fourth quarter of fiscal 2020 and $225,000 for each of the first and second quarters of fiscal 2021. It also prohibits the payment of dividends or other similar payment distributions to shareholders during the period commencing on November 1, 2020 through June 30, 2021. Thereafter such dividends and other payments may resume, provided that the funded debt to EBITDA ratio and fixed charge coverage ratio shall have been satisfied at the time of such payments. The Waiver and Amendment also waived an event of default that existed under the Equipment Loan Arrangement regarding the required funded debt to EBITDA ratio and fixed charge coverage ratio for the 12-month period ended September 30, 2020.

The foregoing summary of the material terms of the Waiver and Amendment is qualified in its entirety by the full text of the Waiver and Amendment which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibits are filed herewith:

10.1	Conditional Waiver and Amendment No 1. to Master Loan and Security Agreement Amendment dated November 4, 2020 between Psychemedics Corporation and Banc of America Leasing & Capital, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHEMEDICS CORPORATION
Dated: November 5, 2020

	By:	/s/ Neil L. Lerner
Neil L. Lerner,
Vice President - Finance